UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2007

New Century Energy Corp.
(Exact name of Registrant as specified in its charter)

Colorado	1311	93-1192725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5851 San Felipe, Suite 775
Houston, Texas 77057
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 266-4344

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(1)	Merger Involving Independent Accountants

(i)
On January 22, 2007, New Century Energy Corp. (“we,” “us,” and the “Company”) was informed by Helin, Donovan, Trubee & Wilkinson, LLP (“HDTW”), our independent registered public accounting firm, as follows:

(1)
HDTW has consummated a merger with Pohl, McNabola, Berg & Co., LLP (“PMB”). PMB is located in San Francisco, California, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).

(2)	We are required to file this Form 8-K as notification that PMB + HD succeeds HDTW as our independent registered auditor.

(ii)
HDTW’s report on our consolidated financial statements as of and for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)
The report of HDTW on the Company’s financial statements for the most recent fiscal year ending December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

(1)
During the Company’s most recent fiscal year ended December 31, 2005, and through January 22, 2007, there were no disagreements with HDTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HDTW, would have caused them to make reference thereto in their report on the financial statements for such year.

(2)	During the Company’s most recent fiscal year ended December 31, 2005, and through January 22, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

(iv)
The Company has requested that HDTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HDTW agrees with the above statements. A copy of HDTW’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

(2)
During the Company’s two most recent fiscal years and through January 22, 2007, neither the Company, nor anyone on its behalf, consulted with PMB regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

(3)
We have notified the Board of Directors of the facts set forth in this report on Form 8-K, including the appointment of PMB + HD as our independent registered auditor and no member has disapproved of this appointment.

Our consolidated financial statements for the year ended December 31, 2004 were audited by Malone & Bailey, PC, Certified Public Accountants (“Malone”). Effective April 11, 2005, the client auditor relationship between us and Malone ceased as the former accountant was dismissed. Effective April 11, 2005, we engaged HDTW as our principal independent public accountant for the fiscal year ended December 31, 2005. The decision to change accountants from Malone to HDTW was recommended and approved by the Company’s Board of Directors on April 11, 2005. Malone had been engaged by the Company on June 2, 2004.

During the period beginning June 2, 2004 (the date that the Company engaged Malone) up to and including the date the relationship with Malone ceased, there were no disagreements with Malone on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the interim period up to and including the date the relationship with Malone ceased.

Malone audited the balance sheet of the Company as of December 31, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal years ended December 31, 2004 and 2003. Malone's report on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's principal independent accountant. The Company has requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

The Company did not previously consult with HDTW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Malone, the Company's previous principal independent accountants, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the interim period up to an including the date the relationship with Malone ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1(1)	Letter from Malone & Bailey, PC, Certified Public Accountants
16.2*	Letter from Helin, Donovan, Trubee & Wilkinson, LLP regarding change in certifying accountant.

(1) Filed as Exhibit 16.2 to the Company’s Form 8-K, filed with the Commission on April 13, 2005, and incorporated herein by reference.

* Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Energy Corp.

Date: January 24, 2007	By:	/s/ Edward R. DeStefano
Edward R. DeStefano
President